UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2005

IFT CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Quorum Business Center, 718 South Military Trail, Deerfield Beach, FL 33442
(Address of Principal Executive Offices and Zip Code)

(954) 428-7011
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IFT CORPORATION
FORM 8-K
APRIL 28, 2005

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01.     Notice of Failure to Satisfy a Continued Listing Standard.

On April 28, 2005, we received notice from the American Stock Exchange (“Exchange”) that after review of our Form 10-K for the fiscal year ended December 31, 2004, we do not meet certain of the Exchange’s continued listing standards. Specifically, the notice provides that we are not in compliance with Section 1003(a)(i) of the Exchange’s Company Guide because our shareholders’ equity is less than $2 Million and we have suffered losses from continuing operations and/or net losses in two out of our three most recent fiscal years; and Section 1003(a)(ii) of the Company Guide because our shareholders’ equity is less than $4 Million and we have suffered losses from continuing operations and/or net losses in three out of our four most recent fiscal years. The notice requires us to submit a plan by May 31, 2005, advising the Exchange of the action we have taken, or will take, to bring us into compliance with the continued listing standards identified above within a maximum of 18 months. If the compliance plan is accepted by the Exchange, we have been advised by the Exchange that we may be able to continue our listing during the plan period of up to 18 months, during which time we will be subject to periodic review to determine whether we are making progress consistent with our plan. If we are not in compliance with the continued listing standards at the conclusion of the 18 month plan period, or do not make progress consistent with our plan during the plan period, the Exchange staff will initiate delisting proceedings as appropriate. We may also be subject to delisting proceedings if we do not submit a plan or if the Exchange does not accept our plan. If the Exchange initiates delisting procedures, depending upon the circumstances, we may decide to appeal the ruling. Depending on the outcome of the appeal or otherwise, we will pursue having our common stock quoted on the OTC Bulletin Board.

We have notified the Exchange that we will submit a plan by no later than May 31, 2005 in accordance with the requirements of its notification.

A copy of the press release announcing the notification by the Exchange is attached as Exhibit 99.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2005	IFT CORPORATION

By:
Michael T. Adams
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by IFT Corporation on May 4, 2005.